Exhibit 10.60

CONFORMED COPY

FOURTH AMENDMENT dated as of October 5, 2001 (this “Amendment”) to the Credit Agreement dated as of September 22, 2000 (the “Credit Agreement”) as heretofore amended, among Select Medical Corporation, a Delaware corporation (the “Company”), Canadian Back Institute Limited, an Ontario corporation and a wholly owned subsidiary of the Company (“CBIL” and, together with the Company, the “Borrowers”), the Lenders party thereto, The Chase Manhattan Bank, as US Agent and US Collateral Agent, The Chase Manhattan Bank of Canada, as Canadian Agent and Canadian Collateral Agent, Banc of America Securities, LLC, as Syndication Agent, and CIBC, Inc., as Documentation Agent.

         WHEREAS, the Borrowers have requested that the Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) approve amendments to certain provisions of the Credit Agreement;

         WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments to the Credit Agreement;

         NOW, THEREFORE, in consideration of these premises, the Borrowers and the undersigned Lenders hereby agree as follows:

         SECTION 1. Amendments. Effective as of the Amendment Effective Date (as defined in Section 4 hereof):

         (a)  Paragraph (g) of Section 6.04 of the Credit Agreement is hereby amended by inserting at the end thereof, immediately prior to the semicolon, the words “and Investments in connection with the repurchase of common stock of the Company permitted under subsection 6.11(g)”.

         (b)  Section 6.11 of the Credit Agreement is hereby amended by deleting the word “and” at the end of paragraph (e), replacing the period at the end of paragraph (f) with “; and” and adding a new paragraph (g) as follows:

"(g) so long as no Default shall have occurred and be continuing or would result therefrom, purchase, redeem or otherwise acquire shares of its common stock in an aggregate amount not to exceed US$10,000,000 for all such purchases, redemptions or other acquisitions.”

         SECTION 2. Representations and Warranties. Each of the Borrowers represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

         SECTION 3. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) when the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrowers and the Required Lenders.

         SECTION 4. Applicable Law.THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         SECTION 5. No Other Amendments. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

SELECT MEDICAL CORPORATION,

by:	/s/ Michael E. Tarvin Name: Michael E. Tarvin Title: Senior Vice President

CANADIAN BACK INSTITUTE LIMITED,

by:	/S/ Michael E. Tarvin Name: Michael E. Tarvin Title: Vice President

THE CHASE MANHATTAN BANK, individually and as US Agent and US Collateral Agent,

by:	/s/ Dawn Lee Lum Name: Dawn Lee Lum Title: Vice President

THE CHASE MANHATTAN BANK OF CANADA, individually and as Canadian Agent and Canadian Collateral Agent,

by:	/s/ Christine Chan Name: Christine Chan Title: Vice President

by:	/s/ Drew McDonald Name: Drew McDonald Title: Vice President

To approve the Fourth Amendment dated as of October 5, 2001 (the “Amendment”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

CIBC Inc.

by	/s/ Terence Moore Name: Terence Moore Title: Executive Director

To approve the Fourth Amendment dated as of October 5, 2001 (the “Amendment”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

First Union National Bank

by	/s/ Jeanette A. Griffin Name: Jeanette A. Griffin Title: Vice President

To approve the Fourth Amendment dated as of October 5, 2001 (the “Amendment”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

KZH Cypress Tree-1 LLC

by	/s/ Susan Lee Name: Susan Lee Title: Authorized Agent

To approve the Fourth Amendment dated as of October 5, 2001 (the “Amendment”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

KZH Sterling LLC

by	/s/ Susan Lee Name: Susan Lee Title: Authorized Agent

To approve the Fourth Amendment dated as of October 5, 2001 (the “Amendment”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

Merrill Lynch Capital Corp.

by	/s/ Carol J.E. Feeley Name: Carol J.E. Feeley Title: Vice President

To approve the Fourth Amendment dated as of October 5, 2001 (the “Amendment”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

PNC Bank, National Association

by	/s/ Marie T. Boyer Name: Marie T. Boyer Title: Vice President

To approve the Fourth Amendment dated as of October 5, 2001 (the “Amendment”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

Morgan Guaranty Trust Co.

by	/s/ Dawn Lee Lum Name: Dawn Lee Lum Title: Vice President

To approve the Fourth Amendment dated as of October 5, 2001 (the “Amendment”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

Societe Generale

by	/s/ Richard Bernal Name: Richard Bernal Title: Director Corporate Banking